Ivy Funds

Supplement dated February 22, 2017 to the

Ivy Funds Statement of Additional Information

dated July 29, 2016

as supplemented September 30, 2016 and October 13, 2016

Effective March 3, 2017, Class R6 shares of the Funds will be renamed as “Class N shares.” There will be no change to the ticker symbol of this share class for any Fund that offers such shares. There also will be no change to the rights, preferences, expenses or expense reimbursement arrangements associated with this share class. On that date, all references in this statement of additional information to Class R6 shares of the Funds are changed to Class N shares.

Supplement	Statement of Additional Information	1